2194
                        STANDARD FORM OF OFFICE LEASE
                   The Real Estate Board of New York, Inc.

Agreement of License, made as of this	 day of June	2000, between  33 WEST 54TH
REALTY, INC., party  of  the first part, hereinafter referred to as OWNER. and

REGENESIS HOLDINGS, INC., party of the second part, hereinafter referred to as TENANT,

Witnesseth:	Owner  hereby  leases to Tenant and Tenant hereby hires from Owner the  second  and  third  floors  at 33 West 54th street, New York, NY  in  the
building known as 33 West 54th Street, New York, NY in the borough of			, City
of  New  York, for the term of Five (5) Years and Three (3) months  (or  until such term shall sooner cease and expire as hereinafter provided)  to  commence
on the 1st day of August, 2000, and to end on the 	31st	 day  of  October 2005
(subject to Section 41 of the attached rider)  both  dates  inclusive,  at  an annual  rental  rate of as per Section 37 of the attached Rider  which  Tenant agrees to ray in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time  of payment, in equal monthly installments in advance on the first day of each month during said term, of the office of Owner or such other place as Owner may  designate, without any set off or deduction whatsoever, except that Tenant shall  pay the
first 	monthly installment(s) on the execution hereof (unless this  lease be a renewal).
  	In  the  event  that, at  the  commencement  of  the term of this lease, or thereafter, Tenant  shall  be  in  default in the payment  of  rent  to  Owner pursuant  to the terms of another lease with Owner or with Owner's predecessor in  interest, Owner may at Owner's option and without notice to Tenant add the amount of  such  arrears  to any monthly installment of rent payable hereunder and the same shall be payable to Owner is additional rent.
  	The  parties  hereto, for  themselves, their heirs, distributes, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:
Rent:	1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy.	2. Tenant  shall  use and occupy demised premises for Executive and
Administrative offices 	and for no other purpose.

Tenant Alterations: 3. Tenant  shall  make  no  changes in  or  to the demised
premises of any nature without Owner's prior written consent.   Subject to the
prior written consent of Owner and to the provisions of this article. Tenant, at Tenant's expense, may make alterations, installations, additions and improvements which are non structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installments or improvements at its expense, obtain all permits, approvals and certificates required by any governmental or equal governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approval and certificates to Owner and Tenant's agrees to carry and will cause Tenant's contractors and sub contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanics lean is filed against the demised premises or the building of which the same forms a part for work claims to have been done for, or material furnished to, Tenant, whether or not done pursuant to this Article, the same shall be discharged by Tenant within 30 (thirty) days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installments, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant, no later than 20 (twenty) days prior to the date fixed as the termination of this Lease, elects to relinquish Owner's rights therefore and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the Lease, at Tenant's expense.

Maintenance and Repairs: 4. Tenant shall, throughout the term of this Lease, take good care of the demised premises and the fixtures and the appearances therein. Tenant shall be responsible for all damage or injury to the demise premises or any other part of the building and the systems and equipment thereof, whether requiring structural or non structural repairs or caused by resulting from carelessness, omission, and neglect or improper conduct of Tenant, or Tenant's subtenants, agents, employees, invitees and licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demise premises caused by the removing of Tenant's fixtures, furniture and equipment. Tenant shall promptly make at Tenant's expense, all repairs and into the demise premises for which Tenant is responsible using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating, ventilating systems, (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to the business arising from Owner or others making repairs, alterations, additions to improvements in or to any portion of the building or the demise premises or in and to the fixtures, appearances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other Article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action or damages for breach of Contract. The provisions for this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaning from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standard and Appeals, or any other Board or body having or asserting jurisdiction.

Requirements  of  Law,  Fire  Insurance,  Floor  Loads:   6.   Prior  to   the
commencement of the Lease term if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and the boards and any direction of any public office pursuant to law, and all orders, rules and regulations of the New York Board of Fire underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or matter of use thereof (including Tenant's permitted use), with respect to the building if arising out of Tenant's use or manner of use of the premises or the buildings (including the use permitted
under the Lease).   Nothing  herein  shall  require  Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such law, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses. Including but not limited to, reasonable attorney's fees, by cash deposits or by surety bond in an amount and in a company satisfactory to Owner, to attest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same if done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offence or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demise premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance of any time carried by or for the benefit of the Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the fire department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rates for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rates for the building or any property located therein although that in affect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this Article and if by reason of such failure the fire insurance rates shall, at the beginning of this lease or at anytime thereafter, be hire than it otherwise would be, then Tenant shall reimburse Owner, and additional rent hereinunder, for the portion of all fire insurance premiums thereafter paid by Owner which have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "makeup" of rates for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and provision of all safes, business machines and mechanical equipment such installations shall be placed and maintained by Tenant, by Tenant's expense, in settings sufficient in Owner's judgment, to absorb and prevent vibration, noise and annoyance.

Subordination: 7. This lease is subject and subordinate to all grounds or underlying leases and to all mortgages which may now or hereinafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions if any such underlying leases and mortgages period. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Property Loss, Damage Reimbursement Indemnity: 8. Owner or its Agent's shall not be liable for any damage to property or Tenant or of others entrusted to employees of the building, nor for loss or damage of any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or do to the
negligence of Owner, its agents, servants or employees.   Owner  or its agents
shall not be liable for nay such damage caused by another Tenant, tenant's or persons in, upon or about said building or cause by operation in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up, (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own act, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefore nor abatement or diminution of rent, nor shall the same release Tenant from its obligation hereunder nor constitute on eviction. Tenant shall indemnify and stay harmless Owner against and from liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffer or incurred as a result of any breach by Tenants, tenants agents, contractors, employees, invitees, or licensees, of any covenants or condition of this lease, or the carelessness, negligence or improper conduct of Tenant, tenants agents, contractors, employees, invitees, or licensees. Tenants liability under this lease extends to the acts and omissions of any subtenants, and any agent, contractor, employee, invitee or licensee or any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will at Tenants expense, resist or defend such actions or proceeding by counsel approved by Owner in writing, such approval not be unreasonably withheld.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or any partner of shall be damaged by fire or other casualty, Tenant shall get immediate notice thereof to Owner and this lease shall continue in full force in effect except as hereinafter set forth. (b) if the demised premises are partially damaged or tendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) if the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as
provided in subsection  (b)above).   Subject  to Owner's right to elect not to
restore the same as hereinafter provided.   (d)   if  the demised premises are
rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner decide to demolish it or to rebuild it, then, in any as such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustments of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date or the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however to landlord's rights and remedies against Tenants under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payment of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and
restorations  under  the   conditions  of  (b)  hereof,  with  all  reasonable
expedition, subject to delays due to adjustment of insurance claims, labor troubles and clauses beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration, by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (c) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of
damage from fire or other casualty.   Notwithstanding the foregoing, including
Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery, or loss or damage resulting from fire or other casualty , and to the extent that such insurance is in force and collectible and to the extent permitted by law. Owner and Tenant such hereby releases and waives all rights of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or anyone claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be enforced only if both releasors insurance policy contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within 10 days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or at the appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waves the provisions of
Section 227 of the Real Property Law and agrees that the provisions of this Article shall govern and control in lieu thereof.

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of the Tenant's moving expenses and personal property, trade fixture and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment, Mortgage,  Etc.:  11.  Tenant, for itself, its heirs, distributes,
executors,  administrators,   legal  representative,  successor  and  assigns,
expressly covenants that it shall not assign, mortgage or other encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed as assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the rises or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demises premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason or loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgages of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefore, nor in any event shall the obligations of Tenant hereunder be affected. If during the last the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area: 14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to se and/or occupy, is to be used and/or occupied under a revocable license, and if any such lease be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation or diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject violations, whether or not of record.

Bankruptcy:  16.  (a) Anything elsewhere in this lease to the contrary notwith-
standing,  this  lease  may  be cancelled by Owner by the sending of a written notice to  Tenant  within a reasonable time after the happening of any one  or more of the following  events: (1) the commencement of a case in bankruptcy or under the laws of any  state  naming  Tenant  as  debtor; or (2) the making by
Tenant  of an assignment or any other arrangement for the benefit of creditors under any  state  statute.  Neither  Tenant nor any person claiming through or under Tenant  or  by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender  premises.  If  this  lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party
then owing Tenant's interest in this lease.			(b)  it is stipulated and agreed
that in the event of the  termination  of  this  lease pursuant to (a) hereof,
Owner shall forthwith  notwithstanding  any  other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the  difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between  any  installment  of rent becoming due hereunder after the date of termination and  the  fair  and  reasonable  rental  value  of the demised premises for the period for  which  such installment was payable shall be discounted to the date of  termination at the rate of four percent (4%) per annum.  If such premises or any  part  thereof  be re-let by the Owner for the unexpired term and said lease, or  any  part  thereof, before  presentation or proof of such liquidated damages to any  court,  commission  or  tribunal, the
amount of rent reserved upon such re-letting.   Nothing herein contained shall
limit  or  prejudice  the  right  of the Owner to  prove  for  and  obtain  as liquidated  damages  by reason of such termination, an  amount  equal  to  the maximum allowed by any statute or rule of law in effect at  the time when, and governing the proceedings in which, such damages are to be  proved, whether or not  such  amount  be  greater, equal  to,  or  less  than the amount  of  the difference referred to above.

Default: 17.  (1)  If  Tenant  defaults  in fulfilling any of the covenants of this  lease  other than the covenants of this lease for the payment of rent or additional  rent:  or if the demised premises become vacant or deserted; or if any  execution  or  attachment  shall  be  issued  against  Tenant or Tenant's property whereupon the demised premises shall be taken or occupied by  someone other than Tenant or if the lease be rejected under sec. 235 of Title  11  of the
U.S.  Code  (bankruptcy code); or if Tenant shall fail to move  into  or  take possession of the premises within thirty (30) days after the  commencement  of the term of this lease, then, in any one or more of such  events,  upon  Owner serving a written fifteen (15) days notice upon Tenant  specifying  the nature of said default and upon the expiration date of said  fifteen  (15)  days,  if
Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said  fifteen  (15)  day  period,  and  if
Tenant shall not have diligently commenced  curing  such  default  within such fifteen (15) day period, and shall not  thereafter  with reasonable  diligence and in good faith, proceed to remedy  or  cure  such  default, then  Owner may serve a written (5) five days notice of cancellation of this lease upon Tenant, and  upon the expiration of said  five  (5)  days  this  lease  and  the  term thereunder shall end and expire as  fully  and completely as if the expiration of such five (5) day period were  the  day herein definitely fixed for the end of the expiration of this  lease  and  the  term thereof and Tenant shall then quit and surrender the  demised  premises  to  Owner  but  Tenant shall remain
liable as hereinafter provided. 	(2)  if the notice provided for in (1) hereof
shall have been given, and  the  term  shall expire as aforesaid; or if Tenant shall make default in the  payment  of the rent reserved herein or any item of additional rent herein  mentioned or any part of either or in making any other payment herein  required;  then  and  in  any of such events Owner may without notice, re enter  the  demised  premises  either  by  force  or otherwise, and
dispossess  Tenant  by   summary   proceedings  or  otherwise, and  the  legal
representative  of  Tenant  or  other  occupant of demised premises and remove their effects  and  hold the  premises as if this lease had not been made, and
Tenant  hereby  waives  the  service  of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior  to  the  date  fixed  as  the commencement of any renewal or  extension agreement by written notice.

	Remedies of Owner and Waiver of Redemption:  18.  In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or  other  wise,
(a) the rent shall become due thereupon and be paid up to the time of such re-
entry, dispossess and/or expiration, (b) Owner may re-let  the premises or any part or parts thereof, either in the name of the Owner  or  otherwise,  for  a term or terms, which may at Owner's option be less  than  or exceed the period which would otherwise have constituted the  balance  of the term of this lease and may grant concessions or free rent  or charge a higher rental than that in this lease, and/or (c) Tenant or  the  legal  representatives  of Tenant shall also pay Owner as liquidated  damages for the failure of Tenant to observe and perform said Tenant's  covenants  herein contained, any deficiency between the rent hereby  reserved and/or covenanted to be paid and the net amount, if any, of the  rents  collected  on  account  of  the  lease or leases of the demised premises  for  each month of the period which would otherwise have constituted the  balance  of  the  term of this lease.  The failure of Owner to re let the premises or any part  or  parts  thereof  shall not release or affect Tenant's liability for a\damages.  In computing such liquidated damages there shall  be added  to  the said deficiency such expenses as Owner may incur in  connection with re-letting, such as legal expenses reasonable attorney's fees, brokerage, advertising  and  for  keeping  the  demised  premises in good  order  or  for preparing the same for re-letting.  Any such liquidated  damages shall be paid in monthly installments by Tenant on the rent day  specified in this lease and any suit brought to collect the amount of the  deficiency  for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by  a similar  proceeding.  Owner,  in  putting  the  demised premises in good order or  preparing  the  same  for re rental may, at Owner's option, make such  alterations,  repairs,  replacements, and/or decorations in the demised  premises  as Owner, in Owner's sole judgment, considers advisable and  necessary  for  the  purpose of  re letting the demises premises, and the making  of  such alterations, repairs, replacements, and/or decorations  shall not  operate  or  be  construed  to  release  Tenant from liability  hereunder aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re let the demised premises, or in the event  that the demised premises are re-let, for failure to collect the rent  thereof under such re-letting, and in no event shall Tenant be entitled to  receive  any excess, if any, or such net rents collected over the sums  payable  by  Tenant to Owner hereunder.  In the event of a breach or  threatened  breach  by Tenant of any of the covenants or provisions hereof,  Owner  shall have the right of injunction and the right to invoke any  remedy  allowed  at  law  or  in  equity  as  if re entry, summary proceedings and  other remedies were not herein provided for.  Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law  or  in  equity.  Tenant  hereby expressly waives any and all rights of redemption  granted  by  or  under any  present or future laws in the event of
Tenant  being evicted or dispossessed for any cause, or in the event of  Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees  and  Expenses:  19.   If  Tenant  shall  default  in  the  observance or
performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any terms or provisions in any article of this lease, after notice if any (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time there-after and without notice perform the obligation of Tenant thereunder, makes any expenditures or incurs any obligations for payment of money, including but not
limited  to  reasonable  attorneys'  fees,   in  instituting,  prosecuting  or
defending any action or proceeding, and prevails in any such action proceeding then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or state-
ment to Tenant therefore.  If Tenant's lease term shall have expired   at  the
time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

Building Alterations and Management: 20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefore to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social business visitors as the Owner may deem necessary for the security of the building and its occupants.

	No Representations by Owner:  21.  Neither Owner nor Owner's agents have made any  representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights,  easements or  licenses  are  acquired  by  Tenant by implication or otherwise except  as expressly set forth in the provisions  of the lease.  Tenant has inspected the building and the demised premises and  is  thoroughly  acquainted  with  their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be  conclusive  evidence that the said premises and the building of which the same  possessions  was so
taken, except as to the latest defects.   All  understandings  and  agreements
heretofore made between the parties hereto  are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in  whole  or  in  part,  unless such executory agreement is in  writing  and  signed  by  the  party  against  whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:			22. Upon the expiration or other termination of the term of this lease,  Tenant shall quit and surrender to Owner the demised  premises,  broom clean, in good order and condition, ordinary wear and damages  which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property.  Tenant's obligation to observe or perform this covenant shall survive the expiration or other  termination of this lease.  If this lease shall expire at noon on the preceding Saturday unless it is a legal holiday in which case it shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall  expire  at noon on the preceding business day.

Quiet Enjoyment:		23. Owner covenants and agrees with Tenant that upon  Tenant paying the rent and additional rent and observing and performing all the terms, covenants  and conditions, on Tenant's part to be observed and performing  all the terms, covenants peaceably and quietly enjoy the premises hereby  demised, subject,  nevertheless,  to the terms and conditions of this lease  including, but  not  limited  in, Article 31 hereof and to the ground leases,  underlying leases and mortgages hereinbefore mentioned.

Failure to Give  Possession:	 24. If Owner is unable to give possession of the
demised premises on the date of the commencement of the term hereof, because of the holding over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to five possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into the possession of the demises premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lese, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute "an express provision to the contrary " within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:			25.  The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of  this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally  constituted  a violation from having all the force and effect of an original  violation.  The receipt by Owner of rent and/or additional rent with knowledge  of  the breach of any covenant of this lease shall not be deemed a waiver of such  breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner.  No payment by Tenant or receipt by
Owner  of  a  lesser  amount  than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor  shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may  accept such check or payment without prejudice to Owner's right to recover the balance of  such  rent  or pursue any other remedy in this lease provided.  No act  or thing done by  Owner  or Owner's agent during the term hereby demised shall be deemed an acceptance of a surrender shall be valid unless in writing signed by
Owner.  No employee of  Owner  or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:		26.  It is mutually agreed by and between  Owner and
Tenant that the respective parties hereto shall and they hereby do waive trial by  jury  in  any action proceeding or counterclaim brought by either  of  the parties  hereto  against  the  other  (except  for personal injury or property damage) on any matters whatsoever arising out of or in  any way connected with this  lease, the  relationship  of  Owner and Tenant will  not  interpose  any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform:		27.  This Lease and the obligation of Tenant to pay rent
hereunder and perform all of the other covenants and agreements  hereunder  on part  of  Tenant  to  be performed shall in no wise be affected,  impaired  or excused because Owner is unable to fulfill any of its obligations  under  this lease  or  to  supply  or  is  delayed  in  supplying any service expressly or impliedly  to  be  supplied or is unable to  make, or is delayed in making any repair, additions, alterations or decorations  or  is  unable  to supply or is delayed in supplying any equipment, fixtures, or other materials  if  Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but  not  limited  to,  government  preemption  or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason  of  the  conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills  and Notices:		28.  Except as otherwise in this lease provided, a  bill,
statement, notice  or communication which Owner may desire or be required  to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered  to  Tenant  personally  or  sent  by  registered or  certified mail addressed to Tenant at the building of which the demised premises  form a part or  at  the last known residence address or business address of Tenant or left at any  of  the  aforesaid  premises  addressed to Tenant, and the time of the rendition of  such  bill  or  statement  and  of  the giving of such notice or communication shall  be  deemed  to  be the time when the same is delivered to
Tenant, mailed, or left  at  the  premises  as herein provided.  Any notice by
Tenant to Owner must be  served  by  registered or certified mail addressed to
Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services Provided by Owners:	29.  As long as Tenant is not in default under any
of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in food working order and repair to register such waster consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by  Tenant.  If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) If the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/ cooling will be furnished to tenant from may 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m. and ventilation will be furnished on business days during aforesaid hours except when air conditioning/cooling is being furnished as aforesaid.
If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at
Tenant's  expense.   RIDER  to be added in respect to rates and conditions for
such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgement of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder.

Captions:		30.  The Captions are inserted only as a matter of convenience  and for reference and in no way define, limit or describe the scope of this  lease nor the intent of any provisions thereof.

Definitions:		31.  The term "office" or "offices", wherever used in this lease, shall not be construed to man premises uses as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any  kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or  for  other similar purposes or for manufacturing.  The term "Owner" means a  landlord  or lessor, and  as used in this lease means only the owner, or the  mortgagee  in possession,  for the time being of the land and building (or the  owner  of  a lease  of  the  building  or  of  the land and building) of which the  demised premises  form a part, so that in the event of any sale or sales of said  land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any  such sale, or the said lessee of the building, or of the land and building, that the purchaser or lessee of the building has assumed and agreed to carry out any and  all  covenants and obligations of Owner, hereunder.  The words "re-enter"
and  "re-entry"  as  used  in this lease are not restricted to their technical legal  meaning.  The  term "business days" as used in this lease shall exclude
Saturdays, Sundays and all days as observed by the State or Federal applicable
Operating Engineers contract with respect to IIVAC service.   Wherever  it  is
expressly  provided  in  this  lease  that  consent  shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent  Excavation-Shoring:		32.   If  an excavation shall be make upon land
adjacent  to  the  demised premises, or shall be authorized to be made, Tenant shall  afford  to  the  person causing or authorized to cause such excavation, license to enter upon  the demised premises for the purpose of doing such work as  said  person  shall deem necessary to preserve the wall or the building of which  demised  premises  form a part from injury or damage and to support the same by  proper foundations without any claim for damages or indemnity against
Owner, or diminution or abatement of rent.

Rules and Regulations:			33.  Tenant and Tenant's servants, employees, agents,
visitors, and  licensees shall observe faithfully, and comply  strictly  with, the  Rules  and  Regulations and such other and further reasonable  Rules  and
Regulations as Owner or Owner's agents may from time to time adopt.  Notice of any additional rules or regulations shall be given in such manner as Owner may elect.  In case Tenant disputes the reasonableness of any additional  Rule  or
Regulation hereafter make or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration
Association, whose determination shall be final and conclusive upon the parties hereto.  The right to dispute the reasonableness of any additional Rule or
Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof.  Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and
Regulations or terms, convenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, Its servants, employees, agents, visitors or licensees.

Security:				34. Tenant has deposited with Owner the sum of
$21,000.00 as security for the faithful performance and observance by Tenant of the  terms, provisions and conditions of this lease;  it is agreed that in the event Tenant defaults I respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent,  Owner may use, apply or retain the whole or any part of the security so deposited to  the  extent  required for the payment of any rent and additional rent  or  any  other sum as to which Tenant is in default or for any sum which
Owner may  expend  or  may be required to expend by reason of Tenant's default in respect of  any  of  the  terms,  covenants  and  conditions of this lease, including but not  limited  to, any damages or deficiency in the re-letting of the premises, whether  such  damages  or  deficiency  accrued  before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply  with all of the terms, provisions, convenants and conditions of this lease, the  security  shall be returned to Tenant after the date fixed as the end of the  Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and  building or leasing of the building, of  which  the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be release by Tenant from all liability for the return of such security; and Tenant agrees to  look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment make of  the  security  to a new Owner.  Tenant further convenant  that  it will not assign  or  encumber  or  attempt  to  assign  or encumber the monies deposited herein as security and that neither Owner now its successors  or assigns shall be bound by  any  such  assignment,  encumbrance, attempted assignment or attempted encumbrance.

Estoppel Certificate:			35. Tenant, at any time, and from time to  time,  upon
at  least  10  days'  prior  notice  by Owner, shall execute, acknowledge  and deliver to Owner, and/or to any other person, firm or corporation specified by
Owner, a  statement certifying that this Lease is unmodified and in full force and effect  (as  modified and stating the modifications), stating the dates to which the rent and  additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors and Assigns:		36. The covenants, conditions and agreements contained
in this lease shall bind and inure to the benefit of Owner and Tenant and their respective  heirs,  distributees, executors, administrators,  successors,  and
except as otherwise provided in this lease, their assigns.   Tenant shall look
only  to  Owner's  estate  and  interest  in  the land and building,  for  the satisfaction of Tenant's remedies for the collection of a judgement (or  other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or  director  thereof,  disclosed or undisclosed), shall be subject  to  levy, execution  or  other  enforcement  procedure for the satisfaction of  Tenant's remedies  under  or with respect to this lease, the relationship of Owner  and
Tenant hereunder, or Tenant's use and occupancy of the demised premises.


In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


Witness for Owner:						33 West 54th Street
                        Reality, Inc.
                								By Kellogg Properties, Inc.
                								Managing Agent

								By:
__________________________________


Witness for Tenant:						Regenesis Holdings, Inc.

								By:
__________________________________



ACKNOWLEDGEMENTS


CORPORATE OWNER
STATE OF NEW YORK,
County of

On this         day of                , 19   , before me personally came to me
know, who being by me duly sworn, did depose and say that he resides in      ;
that he is the              of the corporation described in and which executed
the foregoing instrument, as OWNER; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


CORPORATE TENANT
STATE OF NEW YORK,
County of

	On this           day of                        , 19   , before me personally
came                                  to me known, who being by me duly sworn,
did depose and say the he resides in                  ;  that he is the of the
corporation described in and  which  executed  the  foregoing  instrument,  as
TENANT;  that  he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it  was  so  affixed  by  order of the
Board of Directors of said corporation, and that he signed his name thereto by like order.



INDIVIDUAL OWNER
STATE OF NEW YOURK,
County of

	On this              day of                               , 19      ,  before
me personally came                                       to be known and known
to  me  to  be  the  individual  described in  and who, as OWNER, executed the foregoing instrument and acknowledged to me that he executed the same.


INDIVIDUAL TENANT
STATE OF NEW YORK,
County of

	On this             day of                                , 19        ,
before  me  personally came                                    to be known and
known to me to be the individual
described  in  and  who,  as  TENANT  executed  the  foregoing instrument  and
acknowledged to me that                              he executed the same.




GUARANTY
	FOR  VALUE RECEIVED, and in consideration for, and as an inducement to  Owner making  the  within  lease  with  Tenant, the undersigned guarantees to Owner,
Owner's successors and assigns, the full performance and observance of all the covenants,  conditions  and  agreements, therein  provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non payment, non performance, or non observance or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against  Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions  of  the  within lease.;  The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification  or extension of this lease and during any period when Tenant is occupying the  premises as  a "statutory tenant."  As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the  other  on  any matters whatsoever arising  out of, under, or by virtue of the terms of this  lease  or  of  this guarantee that Owner and the undersigned shall and do hereby waive trial by jury.

Dated: ..................... 19.....

 .......................
Guarantor

 .......................
Witness

 .......................
Guarantor's Residence

 .......................
Business Address

 .......................
Firm Name




STATE OF NEW YORK
COUNTY OF

On this                 day of                                , 19          ,
before me personally came ................
to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

 .......................
Notary


IMPORTANT - PLEASE READ

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 33.

1.   The   sidewalks,   entrances,  driveways,  passages,  courts,  elevators,
vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, r in the public hall of the building, either by any Tenant or by jobbers or other in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, sow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein,
and the expense   of  any  breakage,  stoppage, or  damage  resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of demised premise. If the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory table shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to by used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be make in existing looks
or mechanism thereof.   Each Tenant must, upon the termination of his Tenancy,
restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner. Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised
premises,   any  inflammable,  combustible,  explosive,  or  hazardous  fluid, material, chemical or substance, or cause or emit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m. in the case of services required on week days, and prior to 3:00 p.m. on the day prior incase of after hours service required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtains when the sun's rays fall directly on the windows of the demised premises.

14. Tenant shall not move any safe, heavy machinery, heave equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection there with shall comply with the Administrative Code of the City of New Your and all other laws and regulations applicable therein and shall be done during such hours as Owner may designate.

15. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of all state, federal, municipal, and local governments,
departments,  commissions  and  boards  regarding  the  collection,   sorting,
separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste predicts, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 15, and, at Tenant's sole cost and expense, shall indemnity, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.




ACKNOWLEDGEMENTS

Tenant covenants and agrees to pay as Additional Rent, without set-off or deduction, 50% of any "heat charges" during the term of this Lease. "Heat charges" shall be defined as the cost to Owner of fuel furnished by either Owner, oil company or the utility company now or hereafter supplying heat to the building of which the demised premises are a part for heat and hot water.

39.	Electric Charges

Tenant covenants and agrees to pay as Additional Rent, without set-off or deduction, 50% of the electricity charges as billed by the public utility company (Consolidated Edison) for electricity used in the building and registered by the building meter.

40.	Cleaninly and Garbage Removal

As long as Tenant is not in default under any covenants of this Lease, Owner shall provide cleaning and garbage removal for the Demised Premises. Tenant covenants and agrees topay as Additional Rent without set-off for declaration, 50% of Owner's cost for said services.

41.	Landlord Work

The Tenant has inspected the premises and takes them in "as is" condition except for the following work to be completed by Owner prior to commencement of the term of this Lease:

a.	Painting the Demised Premises at building standards;
b.	Carpeting the Demised Premises at building standards;
c.	Upgrading lighting fixtures to building standards;
d. 	Upgrade hallways and common areas.

In the event Owner is unable to complete such work prior to August 1, 2000, Tenant shall be entitled to an abatement of Basic Rent until the date of completion and delivery of the Demised Premises (the "Completion Date"). In such event, the Commencement Date shall be amended to be the date three (3) days after the Completion Date and all other dates during the Term of this Lease shall be amended accordingly to provide a full term of five (5) years and three (3) months and Tenant shall execute a Commencement Letter evidencing the same. If and when Tenant shall take actual possession of the Demised Premises, it shall be conclusively presumed that the same are in satisfactory condition.

42.	Additional Rent

All sums whatsoever not included within Basic Rent and payable by Tenant under this Lease constitute Additional Rent and are payable monthly without set-off or deduction, whether or not so specified elsewhere in this lease. All sums in arrears under this Lease will bear interest, at the then maximum annual rate of interest chargeable to individuals in New York State, from their respective due dates until received by Owner, but this in no way limits any claim for damages or any other rights and remedies available to Owner for any breach or default by Tenant. Owner's and Tenant's obligations under this Lease will survive the expiration or sooner termination of the Term.

43.	Insurance

Tenant agrees to obtain insurance coverage for the Demised Premises for general liability in the sums of Five Hundred Thousand Dollars ($500,000.00) at least, for bodily injury, and One Hundred Thousand Dollars ($100,000.00) for property damage, and shall also insure the plate glass on the premises. The Owner and Tenant shall both be named as insureds. The certificate of this insurance coverage shall be furnished to the Owner within ten (10) days after the execution of this Lease. Should the Tenant fail to maintain this insurance coverage at any time, the Owner may procure such insurance for the Tenant and the premium shall be immediately due and payable by Tenant as Additional Rent.

44.	Maintenance and Repairs

Supplementing the provisions of Section 4 hereof, the Tenant shall, during the term hereof, at its own cost and expense, maintain and keep in good condition and repair the Demised

Premises, all parts thereof and improvements now or hereafter erected thereon, and their full equipment and appurtenances, whether the same be structural or non-structural, ordinary or extraordinary; howsoever the necessity or desirability therefor may occur, ordinary war and tear and insured casualty excepted. Tenant shall promptly pay any and all fines, penalties and other charges incurred or imposed by reason of the Tenant's failure so to do. Any reference herein to or including structural repairs or latent defects shall only be applicable to that portion of the premises which Tenant shall have altered structurally, or which results from Tenant's fault. Owner, at its expense, shall make. all repairs and replacements, structural or otherwise necessary or desirable, in order to keep in good order and repair the exterior of the Demised Premises and of the building of which the form a part, including the sidewalks and curbs in front and adjacent thereto and the public halls, stairways and other public portions thereof, and shall make all structural repairs of any kind to the plumbing and other fixtures (excepting Tenant's trade fixtures) and the pipes, sprinklers, ducts, conduits, wiring and other equipment and facilities, unless such repairs are provided in this
Section 4 to be made by Tenant.

45.	Alterations

Tenant shall not make any alterations, installations, improvements or additions to the Demised Premises or any part thereof or to any areas adjacent to the Demised Premises (collectively "Alterations"), without the prior written consent of Owner. Notwithstanding the foregoing, Owner shall not unreasonably withhold its consent to any interior alterations. All Alterations shall become part of the realty and belong to Owner upon expiration or other termination of this Lease, unless Owner elects to have Tenant remove such Alterations.

Alterations shall be free and clear of all liens and encumbrances, including, without limitation, mechanic's and materialmen's liens, conditional bills of sale, chattel mortgages and UCC financing statements (collectively, the "Encumbrances").

Tenant shall furnish plans and specifications (the "Plans") to Owner for any Alterations, and work shall not commence until such Plans have been approved by Owner. All Alterations shall be made with all possible dispatch in a first-class manner with first-class materials and workmanship and in conformity and compliance with the Plans.

Tenant shall be responsible, at its won cost and expense, prior to the commence of any alterations, for procuring all necessary licenses, permits, approvals or other authorizations from any and all governmental authorities.

Alterations shall be performed by contractors approved by Owner in its reasonable discretion, and in compliance and conformity with all applicable laws and ordinances.

46.	Air Conditioning

Tenant agrees to keep all air conditioners in good operating condition and shall undertake all repairs at its sole cost and expense in order to ensure this.

47.	Mechanic's Lien

Tenant will not permit, during the term of this Lease, any Mechanic's Lien or other lien or order for payment of work, labor, services or materials furnished or to be furnished to attach to or affect the Demised Premises or any portion thereof, and agrees that no such lien or order shall under any circumstances attach to or affect the fee, Leasehold, or other estate of the Owner herein or the building. The Tenant's obligation to keep the Demised Premises in repair, and its right to make alterations therein shall not be construed as the consent of the Owner to the furnishing of such work, labor or materials within the meaning of any present or future lien law. Notice is hereby given that the Tenant has no power, authority or right to do any act or to make any contract with may create, or be the foundation for any lien upon the fee or Leasehold estate of the Owner in the Demised Premises or upon the land or building of which they are a part. The Tenant shall within thirty (30) days after notice, discharge said lien or order payments by deposit or by bond fixed in a proper proceeding according to law. If the Tenant shall fail to take such action, or shall not cause such lien or order to be discharged within thirty (30) days after the notice of fling thereof, the Owner may pay the amount of such lien or discharge the same by deposit or by bond or in any other manner according to law, and pay any judgment recovered in any action to establish or foreclose such lien or order, and any amount so paid, together with the expenses
incurred  by   the   Owner,  including  all  reasonable  attorney's  fees  and
disbursements incurred in any defense of such action, bonding or other proceeding, shall be deemed Additional Rent.

48.	Liabilities

Whenever in this Lease there is reference to obligations and covenants of Owner, it is understood that Tenant pursuant to this Lease, will look solely to the real property at 33 West 54th Street, New York, NY for enforcement thereof, limited in all events to fifty percent (50%) of the value thereof, and that no personal liability on behalf of the Owner or assigns shall accrue in favor of the Tenant hereunder. The Tenant waives the right to seek any monetary damages or other legal relief personally against the officers and directors of owner or Managing Agent, or any individual Owner, hereunder.

49.	Noise. Odors

Tenant agrees to conduct itself and its use of the Demised Premises so that it will not interfere with any of the other tenants in the building and that there will be no unreasonable noise, odors, or other disturbance inconveniencing any of the other tenants. Tenant recognizes that the Demised Premises are directly above a first class restaurant and that any excess noise may materially adversely effect the use of such restaurant tenant and cause such restaurant
tenant  considerable  damage.    Accordingly, Tenant shall take all reasonable
measures including the installation of carpeting over not less than 80% of the floor space of the Demised Premises over said restaurant space to assure against unreasonable noise and disturbance. Tenant shall not use any amplification equipment which would create unreasonable noise or vibration. Tenant shall indemnify and hold Landlord and the other tenants of the Building harmless from any damage they may incur as a result of its breach of this covenant.

50.	Signs

Tenant may place at his/her sole cost and expense a sign setting forth his/her name on the door of the Demised Premises and one brass plaque on the directory of the building of which the Demised Premises is part. The brass plaque shall conform in color and design to other plaques on the Directory. There are to be no other signs than those stated herein.

51.	Access to Premises

The Owner retains all rights to enter the premises for the purpose of making repairs or alterations to the structure of the building, and agrees to have such work performed to inconvenience the Tenant as little as is reasonably possible in the operation of its business. Owner's right of access, except in emergencies, shall be exercised only on reasonable advance notice, oral or written, during usual business hours.

52.	Security Deposit

Supplementing the provisions of Article 34, Tenant has deposited Twenty-One Thousand Dollars ($21,000.00) as security hereunder. Security will earn Bank Deposit Interest. Interest will follow principal.

53.	Broker

Owner and Tenant represent that they have not dealt with any person or entity concerning this Lease other than Kellogg Properties, Inc. and Collins Tuttle & Co., and know of no other person or entity making claim therefor. Owner shall pay said broker a commission pursuant to separate agreement. Tenant and Owner mutually agree to defend and hold each other harmless against the claims of any person or entity involving a breach of the representations contained in this paragraph to the extent of the damage caused the other party, including a reasonably attorney's fees and costs of suit. In the event of a claim by any person or entity, the party against whom the claim is made or the litigation is commenced shall give reasonable notice to the other party with opportunity to said other party to defend against any claim for which indemnity will be sought under this paragraph.

54.	Late Charges

If Tenant shall fail to make payment of any installment of Monthly Rent or any Additional Rent within fifteen (15) days after the date when such payment is due, Tenant shall pay to Owner, in addition a late charge equal to the lesser of (i) two percent (2%) per month, or (ii) the maximum rate permitted by applicable law, of the amount unpaid computed from the date such payment was due, to and including the date of payment.

55.	Compliance with Laws

Tenant shall, at its own cost, comply with all laws, ordinances, rules and regulations, and orders of any city or state agencies pertaining to the operating of the business in the Demised Premises.

56.	Effect of Rider

The provisions of this Rider are in addition to and not in limitation of the provisions of the printed portion of this Lease to which this Rider is attached
and forms a part.   In each instance in which a provision of this. Rider shall contradict or otherwise by inconsistent with the provisions of the printed form of this Lease to which this Rider is annexed, the provisions of this Rider shall govern and the contradicted or inconsistent provision of the printed form shall be deemed amended accordingly.

57.	End of Term

Upon the expiration or other termination of the term hereof, Tenant shall quit and surrender to Owner the Demised Premises, broom clean, in good order and condition, ordinary wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted, and Tenant may remove all of its property pursuant to Article 3 hereof. Tenant's obligation to observe or perform this covenant shall survive the expiration or sooner termination of the term hereof. Tenant agrees that if possession of the Demised Premises is not surrendered to Owner within twenty-four (24) hours after the expiration date or sooner termination of the term, in addition to any other rights or remedy Owner may have hereunder or at law, Tenant shall pay to Owner for each month and for each portion of any month during which Tenant holds over in the Demised Premises after the expiration date or sooner termination of this lease, a sum equal to one and one half (1-1/2) times the aggregate of that portion of the Rent which was payable under this Lease during the last month of the term.

58.	Notices

All notices and demands, legal or otherwise, incidental to or required by this Lease, or the occupancy of the Premises, shall be in writing. If the Owner or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by certified mail, return receipt requested, addressed to the Tenant at 33 West 54th Street, New York, NY. Notices from the tenant to the Owner shall be sent by certified mail, return receipt requested, or delivered to the Owner at 33 West 54th Realty, Inc., c/o Kellogg Properties, Inc., 40 West 57th Street, New York, NY 10019, or to such other party or place as the Owner or Tenant may from time to time designate in writing. The date of receipt of any such notice shall be considered as the date of service.

59.	Assignment. Subletting

Supplementing the provisions of Section 11 hereof, the Tenant shall not, without first obtaining the written consent of the Owner, assign, mortgage, pledge or encumber this Lease in whole or in part, or sublease the Premises or any part thereof, which consent shall not be unreasonably withheld.

60.	Services Provided by Owner

Supplementing the provisions of Section 29 hereof, as long as Tenant is not in default under any of the covenants of this Lease, Owner shall provide (a) heat as required by Law; (b) hot and cold water for bathroom and kitchen sink. Owner shall provide these services on weekdays and weekends during the period allowed by Law.

61.	Further Provisions as to Default.

a.	All  sums  of money, other than the Basic Rent reserved in this Lease, that shall  become  due  from  and  payable  from  Tenant  to Owner hereunder shall constitute  additional  rent, for  default in the payment of which Owner shall have the same remedies as for a default in the payment of Basic Rent.

b.	If Tenant is late in making any payment due to Owner from Tenant under this
Lease  for  five (5) or more business days, then Tenant shall pay to Owner, as
Additional  Rent  and  as  a late charge, the greater of $300.00 or the amount equal to the interest on such payment from the date upon which it was due until paid, which interest shall  be  computed at the rate equal to two (2%) percent per annum over the then prime rate of  The Chase  Manhattan Bank, N.A., but in no  event in excess of the maximum  lawful  rate  of  interest  chargeable  to corporations in the State of New York.

c.	Bills for any expenses incurred by Owner in connection with any performance by it  for  the  account  of  Tenant, and  bills  for  all costs, expenses and disbursements  of every  kind  and  nature  whatsoever,  including  reasonable counsel fees, involved in collecting or  endeavoring to collect the Basic Rent or Additional Rent or any part thereof or, enforcing or endeavoring to enforce any rights against Tenant, under or in connection  with this Lease or pursuant to  law,  including  any  such  cost,  expense and  disbursement  involved  in instituting  and prosecuting summary proceedings, as well  as  bills  for  any property, material, labor or services provided, furnished, or rendered by Owner, or  at  its  instance  to  Tenant,  may be sent by Owner to Tenant monthly, or immediately, at Owner's option, and shall be due and payable in accordance with the terms of such bills.

62.	Arbitration.

a. 	Either party may request arbitration of any matter in dispute with respect to which arbitration is expressly provided in this lease as the appropriate remedy. The party requesting arbitration shall do so by giving notice to that effect to the other party, and both parties shall promptly thereafter jointly apply to the American Arbitration Association (or any organization successor thereto) in the City and County of New York for the appointment of a single arbitrator.

b.	 The  arbitration shall be conducted in accordance with the then prevailing rules of the  American  Arbitration Association (or any organization successor thereto) in the  City and  County of New York and, subject to the terms of the immediately succeeding  sentence,  judgment  on  the  award  rendered  by  the
arbitrator  may  be entered in any  court  having  jurisdiction  thereof.   In
rendering such decision and award, the arbitrator  shall  not add to, subtract from, or otherwise modify the provisions of this Lease.

c.	 If,  for  any  reason  whatsoever,  a  written  decision  and award of the arbitrator shall not  be rendered within sixty (60) days after the appointment of  such arbitrator, then, at any time thereafter  before  such  decision  and award shall have been rendered, either party may apply to the Supreme Court of the State ofNew York or to any other court  having jurisdiction and exercising the  functions  similar  to  those now exercised by  such  court,  by  action, proceeding, or otherwise (but not by a new arbitration  proceeding)  as may be proper to determine the question in dispute consistently with  the  provisions of this Lease.

d. 	All the expenses of the arbitration shall be borne by the parties equally.

63. 	Non-liability and Indemnification.

a.	 Neither Owner nor any agent or employee of Owner shall be liable to Tenant for any injury or damage to Tenant or of any other person or for any damage to, or loss (by  theft  or  otherwise)  of, any property of Tenant or of any other person, irrespective of the cause of such injury, damage or loss, unless caused by or due to the gross  negligence of Owner, its agents or employees occurring within the scope of their respective  employments  without  negligence  on the part of Tenant (and only to the  extent  of Owner's interest in the building), it being understood that no property, other than  such  as  might  normally be brought upon or kept in the demised premises as an  incident to the reasonable use of the Demised Premises for the purpose herein  permitted, will be brought upon or be kept in the Demised Premises.

b.	 Tenant  shall indemnify and save harmless Owner and its agents against and from (a)  any and all claims (i) arising from (x) the conduct or management of the  Demised  Premises  or  of  any business therein, or (y) any work or thing whatsoever done, or any  condition created (other than by Owner for Owner's or
Tenant's account) in or about  the  Demised  Premises  during the term of this
Lease or during the period of time,  if any, prior to the commencement date of the term of this Lease that Tenant may  have  been given access to the Demised
Premises, or (ii) arising from any  negligent  or  otherwise  wrongful  act or omission  of  Tenant  or any of its  subtenants, occupants or licensees or its employees, agents or  contractors, and (b) all costs, expenses and liabilities incurred in or in  connection  with  each  such  claim or action or proceeding brought thereon. In case  any action or proceeding be brought against Owner by reason of any such claim,  Tenant,  upon  notice  from Owner, shall resist and defend such action or proceeding.

c.	 This  Lease  and  the  obligations  of Tenant hereunder shall be in no way affected,  impaired  or  excused  because  Owner  is  unable to fulfill, or is delayed in fulfilling, any  of  its  obligations under this lease by reason of
strike, other labor trouble,   governmental  preemption or priorities or other
controls in connection with a national  or other public emergency or shortages of fuel, supplies or labor resulting therefrom, acts of God or other like cause beyond Owner's reasonable control.

64. 	Additional Default Remedies. It is hereby agreed that in the event of the
termination   of  this 	lease  pursuant  to  the  provisions  of  Article  17,
notwithstanding  the provisions of Article 18, 	that  Owner  may,  at  Owner's
option,  forthwith be entitled to recover from  Tenant as and  for 	liquidated
damages  with respect to any such Lease termination, an amount  equal  to  the
Fixed  	Rent provided hereunder for the unexpired portion of the term demised.
Upon the  	computation of such damages, all fixed rent payable hereunder after
the date of termination,	shall  be  discounted from the date of termination at
the rate of four (4%) percent per annum.

	In the event that the premises demised hereunder are relet after the date  of
such termination 	and  the  date of the collection of the aforesaid liquidated
damages, then Owner agrees that on 	the  date  (the  "Normal Expiration Date")
which would otherwise have been the normal 	expiration  of  this Lease but for
the termination of this lease pursuant to the provisions of 	Article 17, Owner
shall pay to Tenant a sum equal  to  the  minimum  rent  actually  paid  Owner
(exclusive of any escalation payments, tax payments, fuel payments,  operating
cost	payments, percentage payments and the like whether denominated as rent or
otherwise) from 	the  date  of such termination to the Normal Expiration Date,
less any and all expenses of any 	type,  kind  or  nature incurred by Owner in
connection  with the reletting of the Demised 	Premises  whether  foreseen  or
unforeseen  and whether ordinary or extraordinary as 	conclusively  determined
by Owner, provided, however, that such payment shall in no event  	exceed  the
amount  of  liquidated  damages  actually  paid  by Tenant as aforesaid.   The
foregoing,  however,  shall  not  imply any obligation upon Owner to relet the
premises  	demised  hereunder in  the event of any termination pursuant to the
provisions of Article 17, 	nor  shall  it  constitute  Owner as Tenant's agent
with  respect to any reletting of such demised 	premises  hereunder.   Nothing
herein  contained  shall, however, limit or prejudice the right 	of  Owner  to
prove for and obtain as liquidated damages by reason of any  such  termination an  amount  equal  to  the  maximum allowed by any statute or rule of  law  in
effect at the time 	when, and governing the proceedings in which, such damages
are to be proved, whether or 	not  such  amount  be greater than, equal to, or
less than the amount referred to above.

65.	Holding over. Notwithstanding any terms or conditions of this Lease to the contrary, in the event that the term hereof shall expire or be terminated pursuant to the terms hereof, by operation of law, or otherwise, and Tenant shall become a holdover tenant thereupon, the use and occupancy payable by Tenant hereunder shall be twice the last monthly installment of all rent due and payable pursuant to this Lease prior to such expiration or termination of the term. Nothing herein contained shall be deemed to create a month to month, year to year or other periodic tenancy during any period in which Tenant is a holdover tenant.

66.	  Addendum  to  Article  9. If the Demised Premises are totally damaged or rendered wholly untenantable by fire or other casualty or if the building is so damaged by fire or other casualty that access to the demised premises shall be materially interfered with, and said damage or tenantability, as the case may be, is not substantially corrected within 270 days after said fire or other casualty, then, provided said fire or other casualty was not caused by the act or omission of Tenant or any of Tenant's employees, agents or contractors, Tenant, at Tenant's option, may elect to terminate this lease by written notice to Owner given within fifteen (15) days after the expiration of said 270 day period, time being of the essence, in which event, the term of this Lease shall expire as fully and completely on the date which is thirty (30) days after the date on which Tenant gives Owner such notice, as if such date were the Expiration Date and Tenant shall forthwith quit, surrender and vacate the Demised Premises without prejudice, however, to Owner's rights and remedies against Tenant under the Lease provisions in effect prior to such termination, and any fixed rent and/or additional rent owing shall be paid up to such date and any payment or fixed rent and/or additional rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant.
If Tenant fails to give Owner such notice in the manner and in the time period set forth above or if said fire or other casualty was caused by the act or omission of Tenant or any of Tenant's employees, agents or contractors, then Tenant's option to cancel this lease shall be null and void, and of no further force or effect, and this Lease shall continue in full force and effect, subject to the other provisions of this lease.

OWNER

33 West 54th Street Realty, Inc.

BY:	KELLOGG PROPERTIES,	MANAGING AGENT

By:

REGENESIS HOLDINGS, INC.

By:

GOOD GUY GUARANTY

	Les Garland, Lawrence Gallow and Russell Adler (collectively,  "Guarantors"),
each having an address at	have requested 33 West 54`" Realty, Inc. ("Landlord"),
having an office c/o Kellogg Property, Inc., 40 West 54 Street, New York,  New
York  10019  to enter into that certain Lease (hereinafter called the "Lease")
dated  as  of June -, 2000  between  Landlord  and  Regenesis  Holdings,  Inc.
("Tenant"), covering certain space in the building known as 33 West 54' Street,
New  York,  New York, and in order to induce Landlord to enter into the Lease.
Guarantors  hereby  jointly   and  severally  guarantee,  unconditionally  and
absolutely, to  Landlord,  its  successors and  assigns (without requiring any notice of nonpayment, nonkeeping, nonperformance  or nonobservance or proof of notice or demand whereby to charge Guarantors, all  of which Guarantors hereby expressly  waives), the full and faithful keeping, performance and  observance of  all  the  covenants,  agreements, terms, provisions and conditions of  the
Lease provided  to  be  kept,  performed  and  observed  by  Tenant (expressly including, without being limited to, the  payment of any and all other damages for which Tenant shall be liable by covenants, agreements,terms, provisions or conditions).

As a further inducement to Landlord to enter into the Lease and in consideration thereof, Guarantors represents and warrant that Guarantors are and except for any transfers expressly permitted by Landlord pursuant to the Lease shall, throughout the term of the Lease, remain the owner and holder of all the capital stock of Landlord.

As a further inducement to Landlord to consent to the Assignment and in consideration thereof, Guarantors hereby expressly covenant and acknowledge as follows:

	(1) The obligations of Guarantors hereunder shall not be terminated,  reduced or  affected  in  any  way  or  manner  whatsoever  by reason of any action or inaction, (other than payment, satisfaction and performance of the obligations of Guarantors hereunder) including without limitation  Landlord's  resort,  or
Landlord's omission to resort, to any summary or other proceedings, actions or remedies for the enforcement of any of (Landlord's rights under the  Lease  or with respect to the premises thereby demised or by reason of any extensions of time or indulgences granted by Landlord, or by  reason  of  the  assignment or surrender  of  all  or  any  part  of the Lease or the term and estate thereby granted  or  all or any part of the premises demised thereby unless and to the extent  Guarantors  are  expressly  released  in  writing by Landlord from any obligation in  connection with any such assignment or surrender. The liability of Guarantors  are  coextensive  with  that  of  Tenant and anyone else who is liable  under  the  Lease  and also joint and several with their liability and action or suit may be  brought against Guarantors and darned to final judgment and/or completion and  recovery  had, either with or without  making Tenant or anyone else a party thereto. This guaranty is a guaranty of payment and not of collection and shall  remain in full force and effect until payment in full to
Landlord  of  all  sums  payable  under the Lease and expiration of any period within  which  Landlord  may  be  obligated  to  return  such  sums  under any bankruptcy or other laws. Guarantors waive any right to require that any action be brought against Tenant, or anyone  else or to require that resort be had to any security or to any other credit in favor of Tenant.

	(2) If the Lease shall be renewed or its term extended for any period  beyond the date presently specified in the Lease for the expiration of said  term, or if  additional space shall be included in, or substituted for all or any  part of,  the  premises  demised  by  the  Lease,  or  if  the Lease be modified by agreement  between  Landlord  and Tenant in any other  similar  or  dissimilar respect, the obligations hereunder of Guarantors shall extend to such additional obligations  and apply with respect to all of Tenant's obligations thereunder.

	(3)	 Neither  the  giving  nor  the withholding by Landlord of any consent or approval provided for in  the  Lease  shall  affect in any way the obligations hereunder of Guarantors.

	(4)  Neither  Guarantors'  obligation  to make payment in accordance with the terms of this guaranty nor any remedy  for  the  enforcement  thereof shall be impaired,  modified,  changed,  stayed,  released  or  limited  in  any manner whatsoever by any impairment, modification change, release, limitation or stay of the liability of Tenant or its estate in bankruptcy or any remedy  for  the enforcement  thereof,  resulting  from  the operation of any present or future bankruptcy or similar statute or from the  decision  of any court interpreting any  of  the same, and Guarantors shall be obligated under this Guaranty as if no such  impairment,  stay,  modification,  change, re-lease or limitation had occurred.

	(5)	This Guaranty and all of the terms hereof, are binding on Guarantors  and the successors, assigns, and legal representatives of Guarantors.

	(6)	Guarantors  hereby  waive  the  right  to  trial by jury in any action or proceeding that may hereafter  be  instituted  by Tenant against Guarantors in respect of this guaranty.

	(7)	The  Lease  and this Guaranty shall be interpreted under the laws of  the
State of New York.

	(8) Guarantors'  liability pursuant to this Guaranty shall be limited to  the reimbursement of Landlord for such rent, additional rent and other charges and damages as accrue under the Lease from the Date of Default under the Lease  to the  date  on which Tenant vacates the premises demised under the Lease in the condition  required  thereunder  and  to  the extent required under the Lease, delivers the keys to Landlord an gives  written  notice to Landlord that it is surrendering possession of the premises.  In  addition,  Guarantors  shall  be liable  for an amount equal to the sum of: (i) the costs and expenses referred to in  paragraph  (9)  below,  (ii)  all  costs  and  expenses incurred by and
Landlord, including without limitation, reasonable attorneys' fees and expenses, in  connection  with  successfully  enforcing  the terms and provisions of the
Lease or  successfully exercising any remedy permitted thereunder or at law or in equity as against Tenant.

	(9)	 Guarantors  will pay to Landlord all of Landlord's expenses,  including, but not limited to, reasonable attorneys' fees, in successfully enforcing this
Guaranty.

Dated, June-, 2000

Les Garland

Lawrence Gallow

Russell Adler